UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2022

PROCESSA PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39531	45-1539785
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7380 Coca Cola Drive, Suite 106, Hanover, Maryland	21076
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (443) 776-3133

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PCSA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 11, 2022, Processa Pharmaceuticals, Inc. (the “Company”) held the Company’s 2022 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the shareholders of the Company approved an amendment and restatement of the Processa Pharmaceuticals, Inc. 2019 Omnibus Incentive Plan (the “Incentive Plan”) to increase the authorized number of shares under the Incentive Plan by 3,000,000 shares. As amended, the Incentive Plan provides that up to a total of 6,000,000 shares of the Company’s common stock may be issued thereunder. Awards under the Incentive Plan may be granted to the Company’s eligible employees, directors, or consultants, as determined by the administrator of the Incentive Plan.

The Incentive Plan is described in detail in the Company’s proxy statement relating to the Annual Meeting filed with the Securities and Exchange Commission on May 31, 2022 (the “2022 Proxy Statement”), and the full text of the Incentive Plan appears as Annex A to the 2022 Proxy Statement. The description of the Incentive Plan set forth above does not purport to be complete and is qualified in its entirety by reference to such materials.

Dr. Khalid Islam, who served as a member of the Board of Directors of the Company (the “Board”) since November 2020, retired from the Board Company effective as of the Annual Meeting.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the shareholders of the Company voted on four proposals and cast their votes as follows:

1.	All five directors were elected to serve until the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified based on the following votes:

	Shares
Name	For	Against	Abstain	Broker Non-Votes
Dr. David Young	8,329,624.5	2,096	-	3,476,242
Geraldine Pannu	8,329,249.5	2,471	-	3,476,242
Virgil Thompson	8,192,699.5	139,021	-	3,476,242
Justin Yorke	8,329,624.5	2,096	-	3,476,242
Khoso Baluch	8,283,018.5	48,702	-	3,476,242

2.	Results of the advisory vote relating to compensation of our named executive officers were as follows:

Shares
For	Against	Abstain	Broker Non-Vote
8,005,002.5	7,360	319,358	3,476,242

3.	The amendment and restatement of the Processa Pharmaceuticals, Inc. 2019 Omnibus Incentive Plan to increase the number of shares available for issuance under the Plan by 3,000,000 shares was approved based on the following votes:

Shares
For	Against	Abstain	Broker Non-Vote
6,065,395.5	2,164,921	101,404	3,476,242

4.	The appointment of BD & Company, Inc. as the independent registered public accounting firm for 2022 was ratified based on the following votes:

Shares
For	Against	Abstain	Broker Non-Vote
11,790,752.5	525	16,685	-

Item 9.01(d)	Financial Statements and Exhibits

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL documents)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROCESSA PHARMACEUTICALS, INC.

Date: July 14, 2022	By:	/s/ James Stanker
James Stanker
Chief Financial Officer